UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 14, 2003

ANALYTICAL SURVEYS, INC.

(Exact name of Registrant as specified in its charter)

Colorado (State of Incorporation)	84-0846389 (IRS Employer Identification Number)

11900 Crownpoint Drive San Antonio, Texas (Address of Principal Executive Offices)	78233 (Zip Code)

(210) 657-1500
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report): Not Applicable

CERTIFICATION
ITEM 9. REGULATION FD DISCLOSURE.
Exhibit Index
EX-99.1 Certifications Pursuant to 18 USC Sec.1350

CERTIFICATION

ITEM 9. REGULATION FD DISCLOSURE.

The attached Exhibit 99 to this Form 8-K was furnished to the Securities and Exchange Commission in connection with the filing of the Company’s quarterly report on Form 10-Q for the quarter ended December 31, 2002.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analytical Surveys, Inc. (Registrant)

Date: February 14, 2003	/s/ Lori A. Jones Lori A. Jones Chief Financial Officer

Exhibit Index

Ex No	Description

99	906 Certification (CEO and CFO)